SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934


Check the appropriate box:

[ ] Preliminary Information Statement   [ ] Confidential, for Use of the
                                            Commission Only (as permitted
                                            by rule 14a-6(e) (2))
[X] Definitive Information Statement


                              LIFE PETROLEUM, INC.
                             ---------------------
                (Name of Registrant as Specified in Its Charter)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid: None

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                              LIFE PETROLEUM, INC.
                             5605 Carnegie Boulevard
                                    Suite 200
                               Charlotte, NC 28209

              NOTICE OF ACTION TAKEN WITHOUT A SHAREHOLDER MEETING

         Notice is hereby given that on July 23, 2003, LIFE PETROLEUM, INC., a Florida corporation (the "Corporation"), obtained the written consent of its Board of Directors and the holders of a majority of its outstanding voting securities to the following actions:

         1. The approval of a 1-for-80.32955 reverse stock split of our issued and outstanding common stock (the "Reverse Stock Split");

         2. The approval of an amendment to our Articles of Incorporation to decrease the authorized common stock to 50,000,000 shares of common stock, $.0001 par value per share ("Common Stock"); and

         3. The approval of an amendment to our Articles of Incorporation to change our name to "The TAG Group, Inc."

         Section 607.0704 of the Florida Business Corporation Act ("FBCA") provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing.

         On July 23, 2003 by unanimous written consent, our Board of Directors (the "Board") approved the Reverse Stock Split and the amendments to our Articles of Incorporation described above. A consent in writing approving the foregoing was signed by holders of our outstanding stock having votes which represented greater than a majority of the number of shares of our capital stock permitted to vote. This notice is being sent to you pursuant to the requirements of Section 607.0704(3) of the FBCA.

         Enclosed with this letter is a copy of the Information Statement filed with the U.S. Securities and Exchange Commission pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. The Information Statement describes in greater detail the Reverse Stock Split and amendments to our Articles of Incorporation.

         Thank you for your continued interest and support.

                                       By Order of the Board of Directors


                                       Doyal Bryant, Secretary

                              LIFE PETROLEUM, INC.
                             5605 Carnegie Boulevard
                                    Suite 200
                               Charlotte, NC 28209

                              INFORMATION STATEMENT

                  THIS INFORMATION IS BEING PROVIDED TO YOU BY
                             THE BOARD OF DIRECTORS
                             OF LIFE PETROLEUM, INC.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

         This Information Statement is being mailed on or about July 29, 2003 to shareholders of record of Life Petroleum, Inc., a Florida corporation (the "Corporation"), as of July 25, 2003, in order to provide such shareholders with information relating to the adoption of certain resolutions by the Board of Directors and holders of a majority of the outstanding voting capital stock of the Corporation.

         On July 23, 2003, our Board of Directors unanimously declared the advisability of, and recommended that the shareholders adopt resolutions taking the following actions (collectively, the "Actions"):

         1. The approval of a 1-for-80.32955 reverse stock split of our issued and outstanding common stock (the "Reverse Stock Split");

         2. The approval of an amendment to our Articles of Incorporation to decrease the authorized common stock to 50,000,000 shares of common stock, $.0001 par value per share ("Common Stock"); and

         3. The approval of an amendment to our Articles of Incorporation to change our name to The TAG Group, Inc.

The Board of Directors decided to obtain the written consent of the holders of a majority of our voting capital stock in order to avoid the costs and management time required to hold a special meeting of the shareholders.

         As of July 23, 2003, there were 160,659,100 outstanding shares of our Common Stock and 694,851 outstanding shares of our Series A Convertible Preferred Stock ("Series A Shares"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The holders of Series A Shares are entitled to vote the shares on an "as if converted" basis. Each Series A Share converts into 1,000 shares of our Common Stock. As such, the holders of Series A Shares are entitled to votes representing approximately 81% of the aggregate voting capital stock of the Corporation. Effective July 23, 2003, holders representing more than 60% of the voting capital stock of the Corporation voted in favor of the Actions.

         Pursuant to Section 607.0704(3) of the Florida Business Corporation Act prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing. Moreover, pursuant to the resolutions promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the action may not be effected until at least 20 calendar days after this Information Statement is sent or given to our shareholders. Accordingly, all necessary corporate approvals in connection with the Actions have been obtained, and this Information Statement is being furnished to you solely for the purposes of (i) informing shareholders of the Actions, in the manner required under
Section 607.0704(3) of the FBCA, and (ii) informing shareholders, in the manner required under the Exchange Act, of this transaction before it takes effect.

         We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our securities.

                                   BACKGROUND

         For the last several years, our business purpose was to seek, investigate and, if such investigation warrants, merge or combine with or acquire an interest in a business entity which desires to seek the perceived advantages of a corporation which has a class of securities registered under the Exchange Act. In this regard, we recently consummated the acquisitions of The TAG Group, Inc., a Delaware corporation ("TAG"), and Convey Systems, Inc., a Delaware corporation ("Convey"). TAG, a company specializing in expert on-site computer solutions, has developed techniques and methods with various proprietary products and services that it will offer to information technology consultants servicing small enterprise companies and the general public. TAG has also developed some direct sales channels for its products. Convey has developed a web based communications and collaboration tool to cross industry markets such as universities and libraries, the financial sector, e-training/e-learning and information technology support. We consummated the acquisitions of TAG and Convey in accordance with our plan to acquire an operating business. In addition, as a result of the acquisition of TAG, there was a change in management and control of the Corporation.

         The Actions described herein will enable management to further develop our business strategy.

                                    ACTION 1

                REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK

         The Board of Directors adopted a resolution, by unanimous written consent, approving the Reverse Stock Split of our issued and outstanding Common Stock. The Reverse Stock Split was approved by the holders of a majority of our issued and outstanding voting capital stock. The effective date of the Reverse Stock Split will be August 19, 2003.

         PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE CORPORATION, EXCEPT AS MAY RESULT FROM THE ROUNDING UP OF FRACTIONAL SHARES.

PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

         In connection with the acquisition of TAG and Convey, we issued shares of Series A Convertible Preferred Stock ("Series A Shares"). The Series A Shares automatically convert into shares of our Common Stock upon effectiveness of the Reverse Stock Split and amendment to our Articles of Incorporation decreasing our authorized shares of Common Stock. The Board of Directors believe that, among other reasons, the existence of the Series A Shares and the number of shares of Common Stock outstanding, without the Reverse Stock Split, will make it difficult to attract new investors and potential business candidates. Effectuation of the Reverse Stock Split will force the conversion of the Series A Shares and provide for a capitalization that management believes will be more appealing to potential business candidates and investors. However, no assurance can be given that this will be the case.

         When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 90,000,000 shares of common stock outstanding. Assume that the company declares a 1 for 90 reverse stock split. After the reverse split, that company will have 1/90 as many shares outstanding or 1,000,000 shares outstanding. Assume the stock has a market price of $.01 per share before the reverse split. If an individual investor owned 90,000 shares of that company before the reverse stock split, he will own 1,000 shares at $.90 per share after the reverse stock split. In either case, his stock will be worth $900. He is no better off before or after, except that such company hopes that the higher stock price will make that company more attractive to potential investors. Consequently, the company hopes that more investors will purchase the stock, the stock price will rise as more people buy it, and that company will be a more attractive merger target for a potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable merger candidate will emerge.

         The Reverse Stock Split will affect all of our shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Corporation or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share. In lieu of issuing fractional shares, we will round up to the nearest whole number of shares. Thus, if a shareholder holds 10,000 shares pre-reverse stock split, that shareholder will hold 125 shares post-reverse stock split.

         The principal effect of the Reverse Stock Split will be that (a) the number of shares of Common Stock issued and outstanding will be reduced from 160,659,100 shares as of July 23, 2003 to approximately 2,000,000 shares (depending on the number of fractional shares that are rounded up and subject to an increase of the number of Common Shares issued upon conversion of the preferred stock), and (b) conversion of all outstanding Series A Shares into Common Stock (which will occur automatically upon effectiveness of the Reverse Stock Split) will result in the holders thereof receiving 8,650,000 shares of Common Stock, increasing the number of shares of Common Stock issued and outstanding to 10,650,000 (not including the additional shares issued as a result of rounding up fractional shares).

         The Reverse Stock Split will not change the proportionate equity interests of our shareholders, nor will the respective voting rights and other rights of shareholders be altered, except for possible immaterial changes due to the rounding up of fractional shares. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

         Shareholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the articles of amendment divided by 80.32955). In addition, the Reverse Stock Split will increase the number of shareholders who own odd lots (less than 100 shares). Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

         The Reverse Stock Split will become effective on or about August 19, 2003 (the "Effective Date"). Beginning on the Effective Date, each certificate representing pre-reverse split shares ("Old Shares") will be deemed for all corporate purposes, automatically and without any action on the part of individual shareholders, to evidence ownership of post-reverse split shares ("New Shares").

         Our transfer agent, North American Transfer Co. (the "Exchange Agent"), will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be able, but not required, to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares, together with the properly executed and completed Letter of Transmittal and such evidence of ownership of the shares as we may require. No new certificates will be issued to a shareholder until that shareholder has surrendered the shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

         The enclosed Letter of Transmittal contains specific instructions relating to the exchange of certificates and must be completed and returned together with the certificate representing the Old Shares in order for a certificate representing the New Shares to be issued. Upon surrender of the Old Shares accompanied by a properly completed and executed Letter of Transmittal, a new certificate representing the New Shares will be issued and forwarded to the shareholder after the Effective Date. Shareholders whose shares are held in brokerage accounts or in street name need not submit the certificates representing the Old Shares for exchange as those shares will automatically reflect the new share amount based on the Reverse Stock Split. Any shareholder whose old stock certificate has been lost, destroyed or stolen will be entitled to issuance of a new stock certificate upon compliance with such requirements as the Company and the Exchange Agent customarily apply in connection with lost, stolen or destroyed certificates.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

         We will not issue fractional certificates for post-reverse stock split shares ("New Shares") in connection with the Reverse Stock Split. Instead, shareholders who would otherwise be entitled to fractional shares because they hold a number of shares pre-reverse stock split ("Old Shares") not evenly divisible will have the number of New Shares to which they are entitled rounded up to the nearest whole number. Thus, if a shareholder holds 10,000 shares pre-reverse stock split, that shareholder will hold 125 shares post-reverse stock split.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

         The following summary of certain material federal income tax consequences of the Reverse Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder's own tax advisor with respect to the tax consequences of the Reverse Stock Split.

         No gain or loss should be recognized by a shareholder upon such shareholder's exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received in the Reverse Stock Split (including any fraction of a New Share received) will be the same as the shareholder's aggregate tax basis in the Old Shares exchanged therefore. The shareholder's holding period for the New Shares will include the period during which the shareholder held the Old Shares surrendered in the Reverse Stock Split.

         Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REFERSE STOCK SPLIT.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the Reverse Stock Split:

      o The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every 80.32955 pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

      o Stockholders of record of the Common Stock as of July 25, 2003 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 80.32955 pre-split shares outstanding, resulting in approximately 2,000,000 shares of Common Stock outstanding (depending on the number of fractional shares that are rounded up to the nearest whole number).

      o The effectuation of the Reverse Stock Split and amendments to our Articles of Incorporation will trigger the automatic conversion feature of our issued and outstanding shares of Series A Convertible Preferred Stock. As a result, an additional 8,650,000 shares of Common Stock will be issued.

         This action has been approved by the Board and the holders of a majority of our outstanding voting capital stock.

                                    ACTION 2

                              AMENDMENT TO ARTICLES
                   OF INCORPORATION TO DECREASE THE NUMBER OF
                                AUTHORIZED SHARES
                               OF OUR COMMON STOCK

         After giving effect to the Reverse Stock Split, our authorized capital will consist of 750,000,000 shares of Common Stock of which 2,000,000 shares will be issued and outstanding (not including any additional shares issued as a result of rounding up for fractional shares). The Board adopted a resolution, by unanimous written consent, to amend our Articles of Incorporation to decrease the number of authorized shares of Common Stock of the Corporation to 50,000,000. This amendment was approved by the holders of a majority of our issued and outstanding voting securities. The number of authorized shares of our Preferred Stock shall remain the same. As a result, Article Third of our Articles of Incorporation shall read as follows:

         THIRD: The Corporation is authorized to issue 50,000,000 shares of common stock, par value $.0001 per share, and 5,000,000 shares of preferred stock, par value $.01 per share.

         Preferred Stock may be issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, qualifications, limitation or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such preferred stock, adopted by the Board of Directors pursuant to the authority in this paragraph given.

         The Board believes that it will be necessary to raise additional capital through the sale of our securities, although no assurance can be given that we will be successful in raising additional or, if successful, on what terms additional capital will be raised. Moreover, management continues to identify potential acquisition candidates, although no assurance can be given that a suitable acquisition candidate will be identified, or, if identified, that such candidate will be acquired. The Board and the holders of the majority of our outstanding capital stock believe that it is advisable and in our best interest to have available additional authorized shares of our Common Stock in an amount adequate to provide for our future needs.

         We may have future opportunities to engage in a private offering of our securities in order to raise additional capital or to attract business opportunities using shares of Common Stock as consideration. Currently, there are no definitive agreements respecting investment in the Common Stock or acquisition of another business. However, the Board and the holders of the majority of our capital stock believe the decrease in authorized Common Stock is in our best interest and that of our shareholders.

         Because of the Board's discretion in connection with an issuance of additional shares of our Common Stock and shares of our Preferred Stock, the Board may, under certain circumstances, possess timing and other advantages in responding to a tender offer or other attempt to gain control of us, which may make such attempts more difficult and less attractive. Any additional shares of Common Stock issued would have the same rights and privileges as the currently outstanding shares of Common Stock. For example, issuance of additional shares would increase the number of shares outstanding and could necessitate the acquisition of a greater number of shares by a person making a tender offer and could make such acquisition more difficult since the recipient of such additional shares may favor the incumbent management. Moreover, these advantages give the Board the ability to provide any such holders with a veto power over actions proposed to be taken by the holders of our Common Stock. This could have the effect of insulating existing shares of Common Stock. Such dilution may be substantial, depending upon the number of shares issued.

         However, the Board believes that any additional investment or business opportunity, while diluting the equity interests of the shareholders, will enhance the current and future value of those shareholders' interests.

         This action has been approved by the Board and holders of a majority of our outstanding voting capital stock.

                                    ACTION 3

                     AMENDMENT TO ARTICLES OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME

         The Board adopted a resolution by unanimous written consent to amend our Articles of Incorporation to change the name of the Corporation to "The TAG Group, Inc." This amendment was approved by the holders of majority of our issued and outstanding voting securities.

         On June 5, 2003, we consummated the acquisition of The TAG Group, Inc., a Delaware corporation ("TAG"). On June 19, 2003, we acquired Convey Systems, Inc., a Delaware corporation ("Convey"). TAG, a company specializing in expert on-site computer solutions, has developed techniques and methods with various proprietary products and services that it will offer to information technology consultants servicing small enterprise companies and the general public. TAG has also developed some direct sales channels for its products. Convey has developed a web based communications and collaboration tool to cross industry markets such as universities and libraries, the financial sector, e-training/e-learning and information technology support. We consummated the acquisitions of TAG and Convey in accordance with our plan to acquire an operating business. We are changing our name to "The TAG Group, Inc." in order to provide a new identity for our operations.

         The currently outstanding stock certificates evidencing shares of our Common Stock bearing the name "Life Petroleum, Inc." will continue to be valid and represent shares of our Common Stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

         This action has been approved by the Board and the holders of a majority of our outstanding voting capital stock.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of July 25, 2003, certain information as to the voting capital stock ownership of each person known by us to own beneficially 5% or more of our outstanding Common Stock, by each of our directors who owns shares of Common Stock, and by all officers and directors as a group. Since the Series A Shares convert into shares of our Common Stock and vote on an "as if converted" basis, this table includes the Series A Shares.


                                                Number of Shares
                             Number of Shares     of Series A
 Name and Address of         of Common Stock    Preferred Stock    Percentage of
  Beneficial  Owner              Owned (1)          Owned (2)      Voting Rights
__________________________   ________________   ________________   _____________

Doyal Bryant and
Deborah Bryant, TBTE
5605 Carnegie Blvd.
Suite 200
Charlotte, NC 28209                     0          289,186.380         33.80%

Richard Salpeter and
Deanna Salpeter, TBTE
1221 Brickell Avenue
9th Floor
Miami, Florida 33131              500,000          192,790.920         22.59%

All officers and directors
as a group (2 persons)
__________

(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

(2) Each Series A Share is convertible into 1,000 shares of Common Stock and votes with our Common Stock on an "as if converted" basis.


                                CHANGE OF CONTROL

         As disclosed in our filings with the U.S. Securities and Exchange Commission, we issued shares of Series A Convertible Preferred Stock ("Series A Shares") in connection with the acquisition of The TAG Group, Inc. and Convey Systems, Inc. The holders of our Series A Shares have voting control of the Company and will continue to have voting control after the Reverse Stock Split and filing of the amendments described herein. The Certificate for Designations, Preferences, Rights and Limitations for the Series A Shares adopted by our Board of Directors provides that the holders of Series A Shares are entitled to vote on all matters on which the holders of Common Stock are entitled to vote, voting in the same manner and with the holders of Common Stock as a single class. The holders of Series A Shares have voting rights equal to the number of shares of Common Stock into which the Series A Shares are convertible. Each Series A Share converts into 1,000 shares of Common Stock. Accordingly, the Series A Shares own approximately 81% of our voting securities and thus exercise control over the Company.

                           FORWARD-LOOKING STATEMENTS

         CERTAIN STATEMENTS IN THIS INFORMATION STATEMENT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE CORPORATION INTENDS THAT SUCH FORWARD-LOOKING STATEMENTS REGARDING ECONOMIC CONDITIONS, EFFECTS OF CORPORATE INITIATIVES (INCLUDING THE REVERSE STOCK SPLIT DISCUSSED HEREIN), AND THEIR IMPACT ON THE CORPORATION ARE FORWARD-LOOKING STATEMENTS AND NOT HISTORICAL FACTS. THESE STATEMENTS ARE ESTIMATES OR PROJECTIONS INVOLVING NUMEROUS RISKS OR UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO, FLUCTUATIONS IN GENERAL ECONOMIC CONDITIONS, POTENTIAL STOCK TRANSACTIONS, THE EFFECT OF STOCK SPLITS ON MARKET PERFORMANCE, AND CHANGES IN POLICIES BY REGULATORY AGENCIES. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. ACTUAL RESULTS OR EVENTS COULD DIFFER MATERIALLY FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE ON ANY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY EXPRESSLY DISCLIAMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN OUR EXPECTATIONS WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED. FOR ADDITIONAL FACTORS THAT CAN AFFECT THESE FORWARD-LOOKING STATEMENTS, SEE OUR ANNUAL REPORT ON FORM 10-KSB FOR THE PERIOD ENDING DECEMBER 31, 2002.


                      ADDITIONAL AND AVAILABLE INFORMATION

         We are subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, are required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC") relating to our business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained form the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC's internet site (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION ON BEHALF OF THE CORPORATION OR PATRON NOT CONTAINED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents heretofore filed by us under the Exchange Act with the SEC are incorporated herein by reference

         (1) Our Annual Report on Form 10-KSB for the year ended December 31, 2002, filed May 29, 2003;

         (2) Our Current Report on Form 8-K dated June 5, 2003, filed June 20, 2003; and

         (3) Our Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003, filed June 24, 2003.

         We will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests for such copies should be directed to 5605 Carnegie Boulevard, Suite 200, Charlotte, NC 28209


                                  MISCELLANEOUS

         We request brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock and we will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from our transfer agent.

         Our Board of Directors knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of our Common Stock and Series A Preferred Stock.

         If you have any questions about the actions described herein, please contact me at (704) 927-0127.

                                       By Order of the Board of Directors


                                       Doyal Bryant, Secretary

Dated:   July 29, 2003

                             LETTER OF TRANSMITTAL
                    TO ACCOMPANY CERTIFICATES OF COMMON STOCK
                              LIFE PETROLEUM, INC.

DESCRIPTION OF SHARES SURRENDERED
(Please fill in. Attach separate schedule if needed)

Name(s) and Address of Registered Holder(s)  Certificate No(s)  Number of Shares
___________________________________________  _________________  ________________
___________________________________________  _________________  ________________
___________________________________________  _________________  ________________
___________________________________________  _________________  ________________

TOTAL SHARES                                                    ________________

Life Petroleum, Inc.
The Board of Directors of Life Petroleum, Inc. approved a (1:80.32955) reverse stock split effective August 19, 2003. The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) for exchange.
Please issue the certificate in the name shown above to the above address unless instructions are given in the boxes below.

Mail or deliver this Letter of Transmittal, together, with the certificate(s) representing your Shares, to:

                           North American Transfer Co.
                              147 West Merrick Road
                            Freeport, New York 11520
                      TELEPHONE ASSISTANCE: (516) 379-8501

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 1.

[ ] Check this box if your Certificate(s) has been lost, stolen, misplaced or mutilated. See Instruction 5 on the reverse side.

SPECIAL ISSUANCE INSTRUCTIONS:                SPECIAL DELIVERY INSTRUCTIONS:
Complete ONLY if the certificate is to be     Complete ONLY if certificate is to
issued in a name which differs from the       be mailed to some address other
name on the surrendered certificate(s).       than the address reflected above.
Issue to:                                     Mail to:

Name:_____________________________            Name:_____________________________
Address:__________________________            Address:__________________________
        __________________________                    __________________________

EACH REGISTERED HOLDER MUST SIGN ON THE LINE BELOW.

      SIGNATURE(S) REQUIRED               SIGNATURE(S) GUARANTEED (IF REQUIRED)
    Signature(s) of Registered            See Instruction 3.
        Holder(s) or Agent

Must be signed by the registered          Unless the shares are tendered by the
holder(s) EXACTLY as name(s) appear(s)    registered holder(s) of the common
on stock certificate(s). If signature     stock, or for the account of a member
is by a trustee, executor, administra-    of a "Signature Guarantee Program",
tor, guardian, attorney-in-fact,          Stock Exchange Medallion Program or
officer for a corporation acting in a     New York Stock Exchange Medallion
fiduciary or representative capacity,     Signature Program (an "Eligible
or other person, please set forth full    Institution"), the above signature(s)
title. See Instructions 2, 3 or 4.        must be guaranteed by Eligible
                                          Institution. See Instruction 3.

______________________________________    ______________________________________
         Registered Holder                Authorized Signature
______________________________________    ______________________________________
         Registered Holder                Name of Firm
______________________________________    ______________________________________
         Title, if any                    Address of Firm - Please Print

Date:_______  Phone No.:______________

                                SEE REVERSE SIDE

                   INSTRUCTIONS FOR SURRENDERING CERTIFICATES

 1. Method of Delivery: Your old certificate(s) and the Letter of Transmittal must be sent or delivered to the Exchange Agent. Do not send them to Life Petroleum, Inc. The method of delivery of certificates to be surrendered to the Exchange Agent at the address set forth on the front of the Letter of Transmittal is at the option and risk of the surrendering shareholder. Delivery will be deemed effective only when received. If the certificate(s) are sent by mail, registered mail with return receipt requested and properly insured, is suggested.

 2. Certificate Issued in the Same Name: If the certificate is issued in the same name as surrendered certificate is registered, the Letter of Transmittal should be completed and signed exactly as the surrendered certificate is registered. Do not sign the certificate(s). Signature guarantees are not required if the certificate(s) surrendered herewith are submitted by the registered owner of such Shares who has not completed the section entitled "Special Issuance Instructions" or are for the account of an Eligible Institution. If any of the Shares surrendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal exactly as written on the face of the certificate(s). If any Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations. Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer's authority to act.

3. Certificate Issued in Different Name: If the section entitled "Special Issuance Instructions" is completed then signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents' Medallion Program (each an "Eligible Institution"). If the surrendered certificates are registered in the name of a person other than the signer of this Letter of Transmittal, then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

4. Special Payment and Delivery Instructions: Indicate the name and address in which the certificate is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal. The shareholder is required to give the social security number or employer identification number of the record owner of the Shares. If Special Issuance Instructions have been completed, the shareholder named therein will be considered the record owner for this purpose.

5. Letter of Transmittal Required: Surrender of Certificate(s), Lost Certificate(s): You will not receive your certificate unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Exchange Agent, together with the certificate(s) evidencing your shares and any required accompanying evidences of authority. If your certificate(s) has been lost, stolen, misplaced or destroyed, contact the Exchange Agent for instructions prior to submitting your certificates for exchange.